Exhibit 21.1
CAESARS ENTERTAINMENT, INC.
LIST OF SUBSIDIARIES
As of February 25, 2025

Name	Jurisdiction of Incorporation
1300 WSED, LLC	Delaware
1301 WSED, LLC	Maryland
1400 WSED, LLC	Delaware
3535 LV Newco, LLC	Delaware
AC Conference Newco, LLC	Delaware
American Wagering, Inc.	Nevada
Aster Insurance Ltd.	Bermuda
AWI Manufacturing, Inc.	Nevada
Aztar Riverboat Holding Company, LLC	Indiana
Bally's Las Vegas Manager, LLC	Delaware
Bally's Park Place, LLC	New Jersey
Benco, LLC	Nevada
BL Development, LLC	Minnesota
Black Hawk Holdings, L.L.C.	Colorado
Boardwalk Regency LLC	New Jersey
Brandywine Bookmaking, LLC	Delaware
BV Manager, LLC	Delaware
BW Sub Co.	Nevada
Caesars Asia Limited	Hong Kong
Caesars Baltimore Investment Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Convention Center Owner, LLC	Delaware
Caesars Digital Canada, Inc.	Canada
Caesars Digital PR, Inc.	Puerto Rico
Caesars Dubai, LLC	Delaware
Caesars Enterprise Services, LLC	Delaware
Caesars Entertainment Japan, LLC	Delaware
Caesars Entertainment Windsor Limited	Canada
Caesars Growth Bally's LV, LLC	Delaware
Caesars Growth Baltimore Fee, LLC	Delaware
Caesars Growth Cromwell, LLC	Delaware
Caesars Growth Harrah's New Orleans, LLC	Delaware
Caesars Growth Partners, LLC	Delaware
Caesars Growth PH Fee, LLC	Delaware
Caesars Growth PH, LLC	Delaware
Caesars Growth Quad, LLC	Delaware
Caesars Holdings, Inc.	Delaware
Caesars Interactive Entertainment New Jersey, LLC	New Jersey
Caesars Joint IP Company Limited	United Kingdom
Caesars License Company, LLC	Nevada
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars Nevada Newco LLC	Nevada
Caesars New Jersey, LLC	New Jersey
Caesars Octavius, LLC	Delaware
Caesars Palace LLC	Delaware

Name	Jurisdiction of Incorporation
Caesars Palace Times Square, LLC	Delaware
Caesars Resort Collection, LLC	Delaware
Caesars Trademark LicenseCo, LLC	Delaware
Caesars Republic Dry Creek, LLC	Delaware
Caesars Trading and Technology Services Limited	United Kingdom
Caesars Virginia, LLC	Delaware
Caesars World International Corporation (S) PTE, Ltd.	Singapore
Caesars World International Far East Limited	Hong Kong
Caesars World, LLC	Florida
Caesars World Marketing LLC	New Jersey
California Clearing Corporation	California
Casino Computer Programming, Inc.	Indiana
CBAC Borrower, LLC	Delaware
CBAC Gaming, LLC	Delaware
CBAC Holding Company, LLC	Delaware
CCR Newco, LLC	Nevada
CCSC/Blackhawk, Inc.	Colorado
Centaur Acquisition, LLC	Indiana
Centaur Colorado, LLC	Delaware
Centaur Holdings, LLC	Delaware
CEOC, LLC	Delaware
CEWL Holdco, LLC	Delaware
Chester Downs and Marina LLC	Pennsylvania
CIE Growth, LLC	Delaware
Circus and Eldorado Joint Venture, LLC	Nevada
Computerized Bookmaking Systems, Inc.	Nevada
Corner Investment Company, LLC	Nevada
CPLV Manager, LLC	Delaware
CPTS Investment Company LLC	Delaware
CPTS JV Holding Company LLC	Delaware
CPTS JV LLC	Delaware
CPTS Manager LLC	Delaware
Cromwell Manager, LLC	Delaware
CRS Annex, LLC	Nevada
CVA Holdco, LLC	Delaware
Desert Palace, LLC	Nevada
Digital HoldCo, LLC	Delaware
Eastside Convention Center, LLC	Delaware
Eldo Fit, LLC	Nevada
Eldorado Holdco LLC	Nevada
Eldorado Limited Liability Company	Nevada
Eldorado Shreveport #1, LLC	Nevada
Eldorado Shreveport #2, LLC	Nevada
Elgin Holdings I, LLC	Delaware
Elgin Holdings II, LLC	Delaware
Elgin Riverboat Resort - Riverboat Casino	Illinois
Entertainment RMG Canada, Inc.	Canada

Name	Jurisdiction of Incorporation
Flamingo CERP Manager, LLC	Nevada
Flamingo Las Vegas Operating Company, LLC	Nevada
Four Suits Technology	Poland
GB Investor, LLC	Delaware
Giles Road Developer, LLC	Delaware
Grand Casinos of Biloxi, LLC	Minnesota
Grand Casinos, Inc.	Minnesota
Harrah South Shore Corporation	California
Harrah's Arizona Corporation	Nevada
Harrah's Atlantic City Operating Company, LLC	New Jersey
Harrah's Atlantic City Propco, LLC	Delaware
Harrah's Chester Downs Investment Company, LLC	Delaware
Harrah's Chester Downs Management Company, LLC	Nevada
Harrah's Illinois LLC	Nevada
Harrah's Iowa Arena Management, LLC	Delaware
Harrah's Las Vegas, LLC	Nevada
Harrah's Laughlin, LLC	Nevada
Harrah's Management Company	Nevada
Harrah's NC Casino Company, LLC	North Carolina
Harrah's Nebraska, LLC	Delaware
Harrah's New Orleans Management Company, LLC	Nevada
Harrah's North Kansas City LLC	Missouri
Harrah's Oklahoma, LLC	Delaware
Harrah's Shreveport/Bossier City Investment Company, LLC	Delaware
Harveys BR Management Company, Inc.	Nevada
Harveys Iowa Management Company, LLC	Nevada
Harveys Tahoe Management Company, LLC	Nevada
HBR Realty Company, LLC	Nevada
HCAL, LLC	Nevada
HLV CERP Manager, LLC	Nevada
Hole in the Wall, LLC	Nevada
Hoosier Park, LLC	Indiana
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
HTM Holding, LLC	Nevada
IC Holdings Colorado, Inc.	Colorado
IOC - Black Hawk Distribution Company, LLC	Colorado
IOC - Boonville, Inc.	Nevada
IOC - Lula, Inc.	Mississippi
IOC Black Hawk County, Inc.	Iowa
IOC Holdings, L.L.C.	Louisiana
IOC Services, LLC	Delaware
IOC-Natchez, Inc.	Mississippi
IOC-PA, L.L.C.	Pennsylvania
IOC-Vicksburg, Inc.	Delaware

Name	Jurisdiction of Incorporation
IOC-Vicksburg, L.L.C.	Delaware
IPB Services, LLC	Delaware
Isle of Capri Bettendorf Marina Corporation	Iowa
Isle of Capri Bettendorf, LLC	Iowa
Isle of Capri Black Hawk, LLC	Colorado
Isle of Capri Casinos, LLC	Delaware
Isle Promotional Association, Inc.	Colorado
Jazz Casino Company, LLC	Louisiana
JCC Fulton Development, LLC	Louisiana
JCC Holding Company II, LLC	Delaware
Lady Luck Gaming Corporation	Delaware
Lady Luck Vicksburg, Inc.	Mississippi
Laughlin CERP Manager, LLC	Nevada
Laundry Newco, LLC	Delaware
Lighthouse Point, LLC	Mississippi
LINQCUP, LLC	Delaware
MTR Gaming Group, Inc.	Delaware
New Centaur, LLC	Delaware
New Gaming Capital Partnership	Nevada
New Jazz Enterprises, LLC	Nevada
New Robinson Property Group, LLC	Delaware
Non-CPLV Manager, LLC	Delaware
Old PID, Inc.	Pennsylvania
OS Holdco, LLC	Nevada
Parball LLC	Nevada
Parball Newco, LLC	Delaware
Paris CERP Manager, LLC	Nevada
Paris Las Vegas Operating Company, LLC	Nevada
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
PHWCUP, LLC	Delaware
PHWLV, LLC	Nevada
Pier at Caesars LLC	New Jersey
Players Holding, LLC	Nevada
Players International, LLC	Nevada
Pompano Park Holdings LLC	Florida
PPI Development, LLC	Delaware
PPI, Inc.	Florida
Racelinebet, Inc.	Oregon
Rio CERP Manager, LLC	Nevada
Rio Properties, LLC	Nevada
Robinson Property Group LLC	Mississippi
Roman Holding Company of Indiana, LLC	Indiana
Romulus Risk and Insurance Company, Inc.	Nevada
Scioto Downs, Inc.	Ohio
SDRS, Inc.	Ohio
Showboat Atlantic City Operating Company, LLC	New Jersey

Name	Jurisdiction of Incorporation
Southern Illinois Riverboat/Casino Cruises, LLC	Illinois
St. Charles Gaming Company, L.L.C.	Louisiana
TEI (ES), LLC	Delaware
TEI (St. Louis Re), LLC	Delaware
TEI (STLH), LLC	Delaware
The Quad Manager, LLC	Delaware
Tropicana Atlantic City Corp.	New Jersey
Tropicana Entertainment, Inc.	Delaware
Tropicana Laughlin, LLC	Nevada
Tropicana St. Louis LLC	Delaware
Tropicana St. Louis RE LLC	Delaware
Tunica Roadhouse LLC	Delaware
Vegas Development Land Owner, LLC	Delaware
WH NV III, LLC	Delaware
William Hill DFSB, Inc.	Delaware
William Hill Nevada I	Nevada
William Hill Nevada III	Nevada
William Hill New Jersey, Inc.	Delaware
William Hill US Holdco, Inc.	Delaware
Windsor Casino Limited	Canada
ZF BidCo Pty Ltd	Australia
Zeroflucs Group Pty Ltd.	Australia
Zeroflucs Labs Pty Ltd.	Australia
Zeroflucs Pty Ltd.	Australia